EXHIBIT 1


                            AGREEMENT OF JOINT FILING

         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13G and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of shares of common stock, $.01 par value per share, of Yak Communications Inc., a Florida corporation.

Dated:  as of October 24, 2005   WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.

                                 By:  Wynnefield Capital Management, LLC,
                                      General Partner

                                      By: /s/ Nelson Obus
                                          --------------------------------------
                                          Nelson Obus, Co-Managing Member

                                 WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I

                                 By:  Wynnefield Capital Management, LLC,
                                      General Partner

                                      By: /s/ Nelson Obus
                                          --------------------------------------
                                          Nelson Obus, Co-Managing Member

                                 WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD.

                                 By:  Wynnefield Capital, Inc.

                                      By: /s/ Nelson Obus
                                          --------------------------------------
                                          Nelson Obus, President

                                 WYNNEFIELD CAPITAL MANAGEMENT, LLC

                                 By: /s/ Nelson Obus
                                     -------------------------------------------
                                     Nelson Obus, Co-Managing Member

                                 WYNNEFIELD CAPITAL, INC.

                                 By: /s/ Nelson Obus
                                     -------------------------------------------
                                     Nelson Obus, President